EXHIBIT 99.1

                FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                  ____________________________________________

     The undersigned parties to the Agreement and Plan of Merger (the "Agreement") among Jacobs Financial Group, Inc., RS Holdings, LLC and
Reclamation Surety Holding Company, Inc., dated February 8, 2008, do hereby agree to amend the Agreement as follows:

     1. Section 8.1(b) of the Agreement is amended by striking the date, June 30, 2008, that appears therein and replacing it with October 31, 2008.

     2. The Deposit shall be released to the RSH Shareholder Representatives for the benefit of the RSH Shareholders as of the date of this Amendment pursuant to the parties execution and delivery to the Escrow Agent of the Joint Instructions in the form attached hereto.

     3.   In all other respects the Agreement is ratified and affirmed.

     Witness the signatures of the parties to this First Amendment to the Agreement as of the 24th day of June, 2008.


                                JACOBS FINANCIAL GROUP, INC.

                                By: /s/ John M. Jacobs
                                ____________________________
                                Name: John M. Jacobs
                                Title: President

                                RS HOLDINGS LLC.

                                By: /s/ John M. Jacobs
                                ____________________________
                                Name: John M. Jacobs
                                Title: President

                                RECLAMATION SURETY HOLDING
                                COMPANY, INC.

                                By: /s/ William S. Patterson
                                ____________________________
                                Name: William S. Patterson
                                Title: President

                                RSH SHAREHOLDER REPRESENTATIVES

                                /s/ William S. Patterson
                                ____________________________
                                Name: William S. Patterson

                                /s/ Nelson Radwan
                                ____________________________
                                Name: Nelson Radwan